IMPORTANT NOTICE

REGARDING YOUR INVESTMENT

OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

6803 South Tucson Way, Centennial, Colorado 80112

April 1, 2015

Dear Shareholder:

As an investor with a significant holding of the Oppenheimer Global Strategic Fund, we are sending you the enclosed proxy ballot regarding the upcoming Special Meeting of Shareholders to ask for your vote on important proposals affecting your Fund. Your participation is essential to the Fund. The Special Meeting is scheduled to be held on May 1, 2015 at the Fund’s offices at 6803 South Tucson Way, Centennial, Colorado 80112 at 1:00 PM Mountain Time.

Detailed information about the Special Meeting and the proposals can be found in the proxy statement. To simplify matters we have included another copy of the proxy card for your review and convenience. Should you have any questions regarding the proposals or to vote your shares, please call 1 (866) 751-6314.

The Fund’s records indicate that you have NOT voteD. please take a moment now to cast your vote so that your shares may be represented at the Special Meeting.

Voting is easy. Please take a moment now to cast your vote using one of the options listed below:

1. MAIL your signed and voted proxy back in the postage paid envelope provided
2. ONLINE at the website indicated on the enclosed voting form and follow the online instructions
3. PHONE dial toll-free indicated on the enclosed voting form and follow the voice prompts
4. LIVE with a live operator when you call toll-free (866) 751-6314 Monday through Friday 9 a.m. to 10 p.m. Eastern time

 Thank you in advance for your participation.

IMPORTANT NOTICE

REGARDING YOUR INVESTMENT

OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

6803 South Tucson Way, Centennial, Colorado 80112

April 1, 2015

Dear Shareholder:

The Board of Oppenheimer Global Strategic Fund has sent you a Notice of Special Meeting to ask for your vote on important proposals affecting your Fund. The Special Meeting is scheduled to be held on May 1, 2015 at the Fund’s offices at 6803 South Tucson Way, Centennial, Colorado 80112 at 1:00 PM Mountain Time.

Detailed information about the Special Meeting and the proposals can be found in the proxy statement. To simplify matters we have included another copy of the proxy card for your review and convenience. Should you have any questions regarding the proposals or to vote your shares, please call 1 (866) 751-6314.

The Fund’s records indicate that you have NOT voteD. please take a moment now to cast your vote so that your shares may be represented at the Special Meeting.

Voting is easy. Please take a moment now to cast your vote using one of the options listed below:

1. MAIL your signed and voted proxy back in the postage paid envelope provided
2. ONLINE at the website indicated on the enclosed voting form and follow the online instructions
3. PHONE dial toll-free indicated on the enclosed voting form and follow the voice prompts
4. LIVE with a live operator when you call toll-free (866) 751-6314 Monday through Friday 9 a.m. to 10 p.m. Eastern time

Thank you in advance for your participation.

IMPORTANT NOTICE

REGARDING YOUR INVESTMENT

OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

6803 South Tucson Way, Centennial, Colorado 80112

April 1, 2015

Dear Shareholder:

The Board of Oppenheimer Global Strategic Fund has sent you a Notice of Special Meeting to ask for your vote on important proposals affecting your Fund. The Special Meeting is scheduled to be held on May 1, 2015 at the Fund’s offices at 6803 South Tucson Way, Centennial, Colorado 80112 at 1:00 PM Mountain Time.

Detailed information about the Special Meeting and the proposals can be found in the proxy statement. To simplify matters we have included another copy of the proxy card for your review and convenience. Should you have any questions regarding the proposals or to vote your shares, please call 1 (866) 751-6314.

The Fund’s records indicate that you have NOT voteD. please take a moment now to cast your vote so that your shares may be represented at the Special Meeting.

Voting is easy. Please take a moment now to cast your vote using one of the options listed below:

1. MAIL your signed and voted proxy back in the postage paid envelope provided
2. ONLINE at proxyonline.com using your proxy voting number found below
3. PHONE dial toll-free (888) 227-9349 to reach an automated touchtone voting line
4. LIVE with a live operator when you call toll-free (866) 751-6314 Monday through Friday 9 a.m. to 10 p.m. Eastern time

Thank you in advance for your participation.